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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                  July 24, 2001
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                               Agere Systems Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            1-16397                                   22-3746606
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      (Commission File Number)                (IRS Employer Identification No.)

555 Union Boulevard, Allentown, Pennsylvania                  18109
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(Address of principal executive offices)                    (Zip Code)

                                 (610) 712-4323
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                         (Registrant's Telephone Number)


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Item 5.  Other Events.

         On July 24, 2001, Lucent Technologies Inc., Agere's controlling shareholder, issued a press release announcing its third fiscal quarter results. The following paragraph appeared in that press release:

                  "Lucent continues to move forward with its intention to spin off Agere Systems Inc., formerly the microelectronics business, as a fully independent company, and has accounted for the financial results of that business as discontinued operations. Lucent, as noted previously, is in discussion with its banks to amend the covenants under its credit facilities. The terms of such an amendment are expected to delay the Agere spin off for up to six months. The company may explore an alternative path for achieving full independence for Agere through a secondary public offering of the Agere shares held by Lucent if a change in the spin off plan is in the best interest of its shareholders."





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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    AGERE SYSTEMS INC.



Date:  July 26, 2001                By:/s/ John W. Gamble, Jr.
                                    Name:  John W. Gamble, Jr.
                                    Title: Senior Vice President and
                                           Treasurer